UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2021

BLACKBOXSTOCKS INC.

(Exact name of registrant as specified in its charter)

Nevada	0-55108	45-3598066
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 726-9203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Blackboxstocks, Inc. (the “Company”) entered into Conversion Rights Agreement (the “Agreement”) dated effective as of October 14, 2021 with Gust Kepler, who serves as a director, Chief Executive Officer and President of the Company. The Agreement limits the rights of the holder(s) of our outstanding shares of Series A Convertible Preferred Stock (the “Series A Stock”) provided under the Certificate of Designation of the Series A Stock to convert such shares into common stock, par value $0.0001 per share (the “Common Stock”) of the Company (the “Designation Conversion Rights”). Mr. Kepler currently holds all 3,269,998 issued and outstanding shares of our Series A Stock. Prior to the effective date of the Agreement, the Designation Conversion Rights permitted the holder of shares of Series A Stock to convert into shares of Common Stock on a 1-for-1 share basis. Pursuant to the terms of the Agreement, the Designation Conversion Rights are limited and exercisable based upon the Company reaching the following Market Capitalization thresholds, measured on the last day of each calendar quarter:

●	If the Company’s Market Capitalization is less than $150,000,000, the outstanding Series A Stock will be convertible into Common Stock on a 5-for-1 share basis;
●
If the Company’s Market Capitalization is equal to or greater than $150,000,000 but less than $200,000,000, the outstanding Series A Stock will be convertible into Common Stock on a 3.3-for-1 share basis;

●
If the Company’s Market Capitalization is equal to or greater than $200,000,000 but less than $250,000,000, the outstanding Series A Stock will be convertible into Common Stock on a 2.5-for-1 share basis;

●
If the Company’s Market Capitalization is equal to or greater than $250,000,000 but less than $350,000,000 the outstanding Series A Stock will be convertible into Common Stock on a 1.75-for-1 share basis;

●
If the Company’s Market Capitalization is equal to or greater than $350,000,000 the outstanding Series A Stock will thereafter convertible into Common Stock pursuant to the Designation Conversion Rights (on a 1-for-1 share basis).

The Agreement terminates when the last share of Series A Stock is either converted or the largest Market Capitalization Threshold is met.

Item 3.03 Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report is also incorporated by reference into this Item 3.03 of this Current Report to the extent required.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Conversion Rights Agreement dated effective as of October 14, 2021*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2021

BLACKBOXSTOCKS INC.

By: /s/Gust Kepler
Gust Kepler, President and Chief Executive Officer